                                                                    EXHIBIT 10.f


THE RIGHTS AND REMEDIES OF MARRIOTT CORPORATION AND ITS SUCCESSORS AND ASSIGNS, UNDER THIS AGREEMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JUNE 30, 1993, AS AMENDED FROM TIME TO TIME, BY AND AMONG MARRIOTT CORPORATION, NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION AND MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P.

                              AMENDED AND RESTATED
                   LINE OF CREDIT AND REIMBURSEMENT AGREEMENT


         THIS AMENDED AND RESTATED LINE OF CREDIT AND REIMBURSEMENT AGREEMENT (this "Agreement") is made as of June 30, 1993 by and among MARRIOTT CORPORATION, a Delaware corporation ("Marriott"), MARRIOTT MDAH ONE CORPORATION, a Delaware corporation (the "General Partner"), and MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P., a Delaware limited partnership (the "Partnership").

                                   RECITALS:

         WHEREAS, the Partnership amended the limited partnership agreement under which it was organized, such amended and restated partnership agreement being dated February 7, 1990 and being substantially in the form of Exhibit D to that certain Confidential Private Placement Memorandum dated November 14, 1989 (the "Memorandum") (said partnership agreement as so amended to be referred to hereafter as the "Partnership Agreement");

         WHEREAS, the Partnership entered into that certain loan agreement dated February 7, 1990 (the "Existing Loan Agreement") with The Citizens and Southern National Bank, now known as NationsBank of Georgia, National Association (the "Lender") pursuant to which the Lender made a loan to the Partnership in the amount of $128,000,000 to provide first mortgage financing for the purchase of six Marriott full-service hotels (the "Hotels");

         WHEREAS, in order to induce the Lender to provide the financing under the Loan Agreement, Marriott entered into a Contract of Guaranty dated February 7, 1990 (the "Debt Service Guaranty") pursuant to which Marriott agreed to advance funds to or on behalf of the Partnership in an amount up to $13,000,000 at any one time to the extent necessary to enable the Partnership to pay interest and/or principal on the loan provided pursuant to the Loan Agreement;

         WHEREAS, pursuant to the Partnership Agreement and the provisions of a Line of Credit and Reimbursement Agreement dated February 7, 1990 (the "Existing Line of Credit and Reimbursement Agreement") among the parties hereto, the General Partner or one or more affiliates of the General Partner or Marriott ("Affiliates") could from time to time advance funds to the Partnership to meet liabilities or obligations or to make distributions to the Partners;

         WHEREAS, the Hotels are to be managed for the Partnership by Marriott International, Inc., formerly known as Marriott Hotels, Inc., pursuant to an Amended and Restated Management Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Management Agreement");

         WHEREAS, the Existing Line of Credit and Reimbursement Agreement was entered into for the purpose of evidencing the obligation of Marriott and the General Partner to make the advances enumerated in Sections II.I and III.I., respectively, thereof and of the Partnership to repay advances thereunder, together with interest thereon; and

         WHEREAS, the mutual obligations under the Existing Line of Credit and Reimbursement Agreement provided consideration for the entering into thereof and the Debt Service Guaranty;

         WHEREAS, the Partnership is in default of its obligations under the Existing Loan Agreement and the Lender and the Partnership are to restructure such obligations by amending and restating the Existing Loan Agreement pursuant to the terms of that certain Amended and Restated Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Loan Agreement");

         WHEREAS, it is a condition to Lender's restructuring the Partnership's obligations under the Existing Loan Agreement pursuant to the Loan Agreement that the parties hereto amend and restate the terms of the Existing Line of Credit and Reimbursement Agreement as provided herein;

         NOW, THEREFORE, to induce the Lender to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Line of Credit and Reimbursement Agreement is amended and restated as follows:

 I.      DEFINED TERMS

         Terms used herein, unless otherwise defined, shall have the meaning provided therefor in the Memorandum under the caption "Glossary of Certain Terms" (as such terms shall have been modified by the actual agreements to which they relate).


 II.     DEBT SERVICE GUARANTEE ADVANCES

         1. Confirmation of Advances.
            ------------------------

            Marriott and the Partnership agree that Marriott has made advances to or on behalf of the Partnership pursuant to the Debt Service Guaranty in the aggregate amount of $13,000,000.

         2. Repayment of Advances
            ---------------------

            Any advances by Marriott to the Partnership under the Debt Service Guaranty prior to the date hereof shall constitute indebtedness owing to Marriott by the Partnership. Such indebtedness shall bear interest, compounded annually, at the rate per annum equal to the lesser of (i) the prime rate of interest announced from time to time by Bankers Trust Company, New York, New York (the "Prime Rate") plus one-half percentage point or (ii) the highest lawful rate under the laws of the State of Delaware. Unless sooner paid as permitted by Section IV.1 of this Agreement, such indebtedness and any accrued interest thereon shall mature and be due and payable in accordance with Section
II.3 of this Agreement. On the date hereof, the Partnership will execute and deliver a promissory note to further evidence any indebtedness owing to Marriott under this Section II.2. Such promissory note shall be substantially in the form of Exhibit A hereto.
   ---------

         3. Timing and Priority of Repayment of Advances
            --------------------------------------------

            Any advances by Marriott under the Debt Service Guaranty, including any accrued interest thereon, shall be due and payable by the Partnership fifteen (15) years from the date of such advance, or earlier solely out of Pari Passu Distributions (as defined in the Loan Agreement) paid to the Partnership.

            Notwithstanding anything to the contrary in this Agreement, the Partnership shall not be required to make, and shall not make, any repayment or prepayment of advances under the Debt Service Guaranty or accrued interest thereon if and to the extent payment thereof would violate the Loan Agreement or any other instrument relating to or securing the financing provided thereunder or any refinancing thereof.

         4. Security
            --------

            The Partnership shall not secure the payment of any indebtedness under the Debt Service Guaranty or hereunder with any Lien (as defined in the Loan Agreement).

 III.    GENERAL PARTNER AND OTHER AFFILIATE ADVANCES

         1.       Obligation to Make Advances
                  ---------------------------

                  Except as hereinafter provided, neither the General Partner nor Marriott shall have any obligation to make any loans or advances to the Partnership hereunder. On the date hereof, the General Partner will make a single $2,000,000 advance to the Partnership.

         2.       Repayment of Advances
                  ---------------------

                  The advance to the Partnership by the General Partner pursuant to Section III.1 hereof shall constitute indebtedness owing to the General Partner by the Partnership. Unless sooner paid as permitted by Section IV.1 of this Agreement, such indebtedness and any accrued interest thereon shall mature and be due and payable in accordance with Section III.3 of this Agreement. On the date hereof, the Partnership will execute and deliver a promissory note to further evidence such indebtedness owing to the General Partner under this
Section III.2. Such promissory note shall be substantially in the form of Exhibit B hereto.
---------

         3.       Timing and Priority of Repayment of Advances
                  --------------------------------------------

                  The advance by the General Partner described in Section III.2 shall accrue interest, compounded annually, at a rate per annum equal to the lesser of (i) one percentage point in excess of the Prime Rate or (ii) the highest lawful rate under the laws of the State of Delaware. Such advance, together with any accrued interest thereon, shall be due and payable upon that date which is the fifteenth anniversary of the date on which such advance was made; provided, however, that such advance may be paid earlier solely out of Pari Passu Distributions (as defined in the Loan Agreement) paid to the Partnership. Notwithstanding anything to the contrary in this Agreement, the Partnership shall not be required to make, and shall not make, any repayment or prepayment of the advance described in Section III.2 hereof or accrued interest thereon if and to the extent payment thereof would violate the Loan Agreement or any other instrument relating to or securing the financing provided thereunder or any refinancing thereof.

IV.      MISCELLANEOUS PROVISIONS

         1.       Optional Prepayment
                  -------------------

                  Subject to the limitations imposed in this Agreement on prepayment, the Partnership may at any time prepay any indebtedness owing hereunder, in whole or in part, plus any accrued interest thereon at any time without penalty or premium of any kind.

         2.       Exculpation
                  -----------

                  No Partner shall have any personal liability with respect to the indebtedness owing to Marriott or the General Partner hereunder. Marriott and the General Partner agree to look solely to the assets of the Partnership or to any security provided by the Partnership as the sole source of repayment hereunder.

         3.       Default
                  -------

                  In the event the Partnership is in default of any of its obligations hereunder, unless such default is cured within thirty (30) days after written notice thereof or within such longer period as may reasonably be required to effect a cure in the case of a non-monetary default, or in the event the Partnership defaults on its obligations under the Loan Agreement in consequence of which the maturity of any indebtedness thereunder is accelerated, Marriott and the General Partner shall, in any of such events, have the right to accelerate the maturity of any indebtedness owing to it hereunder, and upon such acceleration the indebtedness hereunder, together with accrued interest thereon, shall be immediately due and payable.

         4.       Loan Agreement
                  --------------

                  For so long as the Loan Agreement remains in effect, this Agreement shall not be amended, rescinded, or terminated without the consent of the Lender.

         5.       Governing Law
                  -------------

                  This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to principles of conflicts of laws thereof which might refer such interpretations to the laws of another jurisdiction.

         6.        Subordination
                   -------------

                   Except as otherwise provided herein, payment of any indebtedness owing to Marriott pursuant to this Agreement shall be subject and subordinate to (i) all indebtedness and accrued interest thereon owing pursuant to the Loan Agreement, (ii) payment of all Ground Rent and (iii) the priority payments to the Partners described in Sections 4.05A, 4.06, and 4.07A of the Partnership Agreement.

         7.        Effective Date.
                   --------------

                   The amendment and restatement of the Existing Line of Credit and Reimbursement Agreement pursuant to the terms hereof shall be deemed effective as of the Effective Date (as defined in the Loan Agreement).



                         [Signatures on Following Page]

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Line of Credit and Reimbursement Agreement as of the day and year set forth above.


                                       MARRIOTT CORPORATION


                                       By: /s/ Matthew J. Hart
                                          ------------------------------------
                                          Name: MATTHEW J. HART
                                               -------------------------------
                                          Title: SR. VICE PRESIDENT
                                                ------------------------------

                                       MARRIOTT MDAH ONE CORPORATION


                                       By: /s/ Jeffrey P. Mayer
                                          ------------------------------------
                                          Name: JEFFREY P. MAYER
                                               -------------------------------
                                          Title: VICE - PRESIDENT
                                                ------------------------------

                                       MARRIOTT DIVERSIFIED AMERICAN
                                        HOTELS, L.P.

                                       By:   Marriott MDAH One Corporation,
                                              its General Partner


                                             By: /s/ Jeffrey P. Mayer
                                                ------------------------------
                                                Name: JEFFREY P. MAYER
                                                     -------------------------
                                                Title: VICE - PRESIDENT
                                                      ------------------------

                                                                       Exhibit A

THE RIGHTS AND REMEDIES OF MARRIOTT CORPORATION AND ITS SUCCESSORS AND ASSIGNS, UNDER THIS INSTRUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JUNE 30, 1993, AS AMENDED FROM TIME TO TIME, BY AND AMONG MARRIOTT CORPORATION, NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION AND MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P.

                                 PROMISSORY NOTE
                                 ---------------

$13,000,000.00                                                     June 30, 1993


         For value received, MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P., a Delaware limited partnership (the "Payor"), hereby promises to pay to the order of MARRIOTT CORPORATION (the "Payee"), at such time or times as provided in the Agreement hereinafter referred to, at the Payee's offices at 10400 Fernwood Road, Bethesda, Maryland, in lawful money of the United States, the principal amount of $13,000,000.00, and the Payor further promises to pay interest at said office, in like money, from the date hereof on the principal amount owing hereunder from time to time, at the borrowing rate and compounded as provided for in Section II.2 of the Amended and Restated Line of Credit and Reimbursement Agreement (the "Agreement") dated as of June 30, 1993, among the Payor, Marriott MDAH One Corporation and the Payee. Interest and principal shall be payable at the times stated in the Agreement, at maturity (whether by acceleration or otherwise) and upon any prepayment hereof as provided in Section IV.1 of the Agreement (to the extent thereof).

         This Note is the Note referred to in the Agreement and is entitled to the benefits thereof. No partner of the Payor shall have individual liability with respect to the indebtedness owing to the Payee hereunder. Payee agrees to look solely to the assets of the Payor as the source of repayment hereunder.

         In case an event of default shall occur and be continuing under the Agreement and not be cured within applicable grace periods, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement, presentment, demand, protest, or notice of any kind being expressly waived.

         This Note evidences indebtedness incurred prior to the date hereof on which interest in the amount of $1,824,345.00 as of the hereof has accrued and remains owing.

         This Note and the rights and obligations of the Payor and the Payee shall be construed in accordance with and governed by the laws of the State of Delaware.

                                MARRIOTT DIVERSIFIED AMERICAN
                                 HOTELS, L.P.

                                By:     Marriott MDAH One Corporation,
                                         its General Partner


                                        By:
                                           --------------------------------
                                        Its:
                                            -------------------------------

                                                                      Exhibit B

THE RIGHTS AND REMEDIES OF MARRIOTT MDAH ONE CORPORATION AND ITS SUCCESSORS AND ASSIGNS, UNDER THIS INSTRUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JUNE 30, 1993, AS AMENDED FROM TIME TO TIME, BY AND AMONG MARRIOTT MDAH ONE CORPORATION, NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION AND MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P.

                                PROMISSORY NOTE
                                ---------------

$2,000,000.00                                                      June 30, 1993


         For value received, MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P., a Delaware limited partnership (the "Payor"), hereby promises to pay to the order of MARRIOTT MDAH ONE CORPORATION (the "Payee"), at such time or times as provided in the Agreement hereinafter referred to, at the Payee's offices at 10400 Fernwood Road, Bethesda, Maryland, in lawful money of the United States, the principal amount of $2,000,000.00, and the Payor further promises to pay interest at said office, in like money, from the date hereof on the principal amount owing hereunder from time to time, at the borrowing rate and compounded as provided for in Section III.3 of the Amended and Restated Line of Credit and Reimbursement Agreement (the "Agreement") dated as of June 30, 1993 among the Payor, Marriott Corporation and the Payee. Interest and principal shall be payable at the times stated in the Agreement, at maturity (whether by acceleration or otherwise) and upon any prepayment hereof as provided in Section
IV.1 of the Agreement (to the extent thereof).

         This Note is the Note referred to in the Agreement and is entitled to the benefits thereof. No partner of the Payor shall have individual liability with respect to the indebtedness owing to the Payee hereunder. Payee agrees to look solely to the assets of the Payor as the source of repayment hereunder.

         In case an event of default shall occur and be continuing under the Agreement and not be cured within applicable grace periods, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement, presentment, demand, protest, or notice of any kind being expressly waived.

         This Note and the rights and obligations of the Payor and the Payee shall be construed in accordance with and governed by the laws of the State of Delaware.

                                MARRIOTT DIVERSIFIED AMERICAN
                                 HOTELS, L.P.

                                By:     Marriott MDAH One Corporation,
                                         its General Partner


                                        By:
                                           --------------------------------
                                        Its:
                                            -------------------------------

                                    - 11 -